Rule 497(d)

                                     FT 395

                          Bandwidth Portfolio, Series 2

                           Internet Portfolio, Series 9

                Supplement to the Prospectus dated March 31, 2003

         Notwithstanding anything to the contrary in the Prospectus, all shares of Redback Networks Inc. (Ticker: RBAKQ, formerly RBAK) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 6, 2003